UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2019

QVC, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	001-38654	23-2414041
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1200 Wilson Drive

West Chester, Pennsylvania 19380

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.375% Senior Secured Notes due 2067	QVCD	New York Stock Exchange

Item 8.01. Other Events.

On November19, 2019, QVC, Inc. (“QVC”), an indirect wholly-owned subsidiary of Qurate Retail, Inc. (“Qurate Retail”), announced the proposed offering and later announced pricing of $435,000,000 principal amount of new 6.250% senior secured notes due 2068 (the “Notes”). The first press release issued on November 19, 2019 (attached hereto as Exhibit 99.1) announced the proposed offering of the Notes, and the second press release issued later that day (attached hereto as Exhibit 99.2) announced the pricing of the Notes. The Notes will be secured by a first priority lien on the capital stock of QVC, which also secures QVC’s existing secured indebtedness and certain future indebtedness. The net proceeds from the offering are expected to be used to repay a portion of the borrowings outstanding under QVC’s senior secured credit facility. QVC’s senior secured credit facility is used for working capital purposes and, among other things, may be used for the repayment of other debt and the payment of dividends to Qurate Retail for general corporate purposes, including repurchases of its common stock. The offering of the Notes is expected to close on or about November 26, 2019, subject to customary closing conditions. QVC also granted the underwriters of this offering an option to acquire up to an additional $65,250,000 principal amount of the Notes to cover any over-allotments.

QVC intends to apply to list the Notes on the New York Stock Exchange. If the application is approved, QVC expects trading in the Notes to begin within 30 days after the Notes are first issued.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 19, 2019 regarding the Notes offering.

99.2	Press Release dated November 19, 2019 regarding the Notes pricing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2019

QVC, INC.

By:	/s/ John F. Misko
	Name:	John F. Misko
	Title:	Senior Vice President and Controller